UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) - April 16, 2013

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York	001-32964	11-2672906
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 Glen Head Road, Glen Head, New York	11545
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code - (516) 671-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of The First of Long Island Corporation (the "Corporation") held April 16, 2013 was called for the following purposes:

(1)	To elect five directors to hold office until the 2015 annual meeting of stockholders or until their successors are duly elected and qualified;

(2)	To conduct a non-binding, advisory vote to approve the compensation paid to the Corporation's named executive officers;

(3)	To ratify the reappointment of Crowe Horwath LLP as the Corporation's independent registered public accounting firm for 2013; and

(4)	To transact any other business as may properly come before the meeting.

For the election of directors, each share is entitled to as many votes as there are directors to be elected, and such votes may be cumulated and voted for one nominee or divided equally among as many different nominees as is desired.  If authority to vote for any nominee or nominees is withheld on any proxy, the votes are then spread equally among the remaining nominees.   If there is no designation on any proxy as to how the shares represented should be voted, the proxy is voted for the election of all nominated directors.

The following table lists the directors elected at the annual meeting and, for each director elected, the number of votes cast for, the number of votes withheld and the number of broker non-votes.  No other persons were nominated and no other persons received any votes.

Directors Elected At	Number of Votes
Annual Meeting	Cast For	Withheld	Broker Non-votes
Howard Thomas Hogan Jr.	6,104,753	519,278	1,231,996
John T. Lane	6,147,929	476,102	1,231,996
Milbrey Rennie Taylor	6,144,943	479,088	1,231,996
Walter C. Teagle III	5,661,709	962,322	1,231,996
Michael N. Vittorio	6,386,256	237,775	1,231,996

The name of each director whose term of office as a director continued after the annual meeting is as follows:

Term as Director
Name	Expires
Allen E. Busching	2014
Paul T. Canarick	2014
Alexander L. Cover	2014
J. Douglas Maxwell Jr.	2014
Stephen V. Murphy	2014

For the non-binding, advisory vote to approve the compensation of the Corporation's named executive officers, 6,031,550 votes were cast for, 571,943 votes were cast against, 20,538 abstained, and there were 1,231,996 broker non-votes.

For the ratification of the reappointment of Crowe Horwath LLP as the Corporation's independent registered public accounting firm, 7,316,881 votes were cast for, 367,352 votes were cast against, and 171,794 abstained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Date: April 17, 2013	By: /s/ Mark D. Curtis
Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)